                                                                   EXHIBIT 10.14

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the Effective Date by and between WE WALLINGFORD LAND, L.L.C., a Delaware limited liability company ("Seller"), and PROTON ENERGY SYSTEMS, INC, a Delaware corporation ("Purchaser").

                                   RECITALS
                                   --------

A. Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth.

B. Purchaser desires to purchase the Property and Seller desires to sell the Property, all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:


1. Definitions. The following defined terms shall have the meanings set forth
   -----------
below.

(a)       Purchase Price: $2,200,000.00
          --------------
(b)

(c)       Deposit: $120,000.00, including interest thereon, to be deposited in
          -------
accordance with Section 3(a).
(d)
(e)       Title Company:  Chicago Title Insurance Corporation
          -------------
(f)                            600 Summer Street
(g)                            Stamford, CT 06901
(h)                            Telephone: (203) 324-5767
(i)                            Facsimile: (203) 358-8974
(j)
(k)       Escrow Agent:   Chicago Title Insurance Corporation
          ------------
(l)                            600 Summer Street
(m)                            Stamford, CT 06901
(n)                            Telephone: (203) 324-5767
(o)                            Facsimile: (203) 358-8974
(p)
(q)       Broker: Mark Duclos of Sentry Commercial Real Estate
          ------
(r)
(s)       Due Diligence Date: the date which is 120 days after the Effective
          ------------------
          Date.

(t)
(u)       Effective Date: The effective date on which this Agreement is executed
          --------------
(v)             is March 8, 2001.
(w)
(x)       Asset Manager: N/A
          -------------
(x)
(y)
(z)       Closing Costs: Closing costs shall be allocated and paid as follows:
          -------------
(aa)

Cost                                                                                Responsible Party
----                                                                                -----------------
Title Commitment required to be delivered pursuant to Section 5(a)                  Purchaser

Premium for standard from Title Policy required to be delivered pursuant to         Purchaser
Section 5(d)

Premium for any upgrade of Title Policy for extended or additional coverage         Purchaser
and any endorsements desired by Purchaser, any inspection fee charged by the
Title Company, tax certificates, municipal and utility lien certificates,and any other Title Company charges

Costs of Survey and/or any revisions, modifications or recertifications thereto     Purchaser


Cost for UCC Searches                                                               Purchaser

Recording Fees - for recording the Deed and any financing documents                 Purchaser

Recording Fees - for recording any release of Seller's Liens                        Seller

Any state or local conveyance taxes                                                 Seller

Any escrow fee charged by Escrow Agent for holding the Deposit or                   Purchaser 1/2
conducting the Closing                                                              Seller 1/2

Real Estate Sales Commission to Broker                                              Seller

All other closing costs, expenses, charges and fees                                 Purchaser/Seller
                                                                                    according to the
                                                                                    custom in
                                                                                    Wallingford, CT

(a)       Closing Date: the date which is 30 days after the Due Diligence Date,
          ------------
or such sooner date after subdivision approval is obtained (as contemplated in section 4(n)) as is mutually agreeable to the parties, provided however that, after subdivision approval is obtained, Purchaser may, on notice to Seller waiving any time remaining in the Inspection Period and any unsatisfied conditions or contingencies contained herein for Purchaser's benefit, unilaterally move the Closing Date to a date which is not sooner that fifteen
(15) days from the date of such notice.
(b)
(c)       Notice Addresses:
          ----------------
(d)
(e)       Purchaser:        Proton Energy Systems, Inc.
(f)                         50 Inwood Road
(g)                         Rocky Hill, Connecticut 06070
(h)                         Attention: Mr. Robert Friedland
(i)                         Telephone: (860) 571-6533 ext. 215
(j)                         Facsimile: (860) 571-6505
(k)
(l)       Copy to:          Hale and Dorr, LLP
(m)                         1455 Pennsylvania Avenue, N.W.
(n)                         Suite 1000

(o)                         Washington, D.C. 20004
(q)                         Attention: Natalie L. Reed, Esq.

                            Telephone: (202) 942-8441
                            Facsimile: (202) 942-8484

        Seller:        WE Wallingford Land, L.L.C.
                            c/o Winstanley Enterprises
                            150 Baker Avenue Extension, Suite 303
                            Concord, Massachusetts 01742
                            Attention: Mr. Adam D. Winstanley
                            Telephone: 978-287-5000
                            Facsimile: 978-287-5050

        Copy to:            Cohn Birnbaum & Shea, P.C.
                            100 Pearl Street, 12th Floor
                            Hartford, CT 06103-4500
                            Attention: Leslie I. Olear, Esq.
                            Telephone: (860) 493-2200
                            Facsimile: (860) 727-0361

(a)       Title Date: the date which is 30 days from the Effective Date.
          ----------
(b)
(c)       Seller Agreement: has the meaning ascribed to it in Section 4(k).
          ----------------
(d)
(e)       Entire Parcel: the parcel of land described in Exhibit A attached
          -------------                                  ---------
hereto.
(f)
2.   Property. Subject to the terms and conditions of this Agreement, and
     --------
subject to the Seller obtaining title to the Entire Parcel pursuant to the terms of the Seller Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, a portion of the Entire Parcel consisting of approximately 44 acres, the approximate boundaries of said portion are delineated on the map contained in Exhibit D (the "Land"), together with (a) all
                                   ---------
improvements and fixtures located thereon ("Improvements"), (b) all and singular the rights, benefits, privileges, easements, tenements, herediments, and appurtenances thereon or in anywise appertaining thereto, and (c) without warranty, all right, title and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such Land (collectively, the "Property"). Seller shall advise Purchaser of any termination of the Seller Agreement and also of the date upon which Seller acquires title to the Entire Parcel. In the event of a termination of the Seller Agreement or if Seller otherwise fails to obtain title to the Entire Parcel, Purchaser shall have the right to require Seller to assign the Seller Agreement to Medway, as more particularly set forth in Section 4(k) hereof, and, in that event, Medway shall sell to Purchaser and Purchaser shall acquire from Medway the Property pursuant to the terms hereof.
3.
4.   Deposit and Payment of Purchase Price.
     -------------------------------------
5.
(a)       Deposit and Investment of Deposit. Not later than 5:00 p.m. on the day
          ---------------------------------
after the Effective Date, Purchaser shall deposit the Deposit with Escrow Agent. Escrow Agent shall invest the Deposit in government insured interest-bearing accounts satisfactory to Seller and Purchaser, shall not commingle the Deposit with any funds of Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. Such account shall have no penalty for early withdrawal, and Purchaser accepts all risks with regard to such account.
(b)
(c)       Escrow Agent Seller and Purchaser hereby jointly and severally release
          ------------
and discharge Escrow Agent from all liability with respect to its good faith performance under this Agreement (except for gross negligence or intentional wrongdoing), and agree to jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities of any kind or nature which, in good faith, Escrow Agent may incur or sustain in connection with this Agreement, including, but not limited to, any delay in the electronic wire transfer of funds. Escrow Agent shall be entitled to rely upon the authenticity of any instrument, including any written notice or instructions provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the trust and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement.
(d)
(e)       Form; Failure to Deposit. The Deposit delivered by Purchaser shall be
          ------------------------
in the form of a certified or cashier's check or the wire transfer to Escrow Agent of immediately available U.S. federal funds. If Purchaser fails to timely deposit any portion of the Deposit within the time periods required, Seller may give notice that Seller is terminating this Agreement, in which event the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. Seller and Purchaser hereby acknowledge that they are aware that the Federal Deposit Insurance Corporation (the "FDIC") coverages apply only to a maximum amount of $100,000 for each individual depositor and that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold Escrow Agent liable for, any loss occurring that arises from individual depositors accounts to exceed $100,000, and that the excess amount is not insured by the FDIC.
(f)
(g)       Disposition of Deposit. The Deposit shall be applied as a credit to
          ----------------------
the Purchase Price at Closing. In the event of a termination of this Agreement by either Seller or Purchaser for any reason Escrow Agent is authorized to deliver the Deposit to the party hereto entitled to same pursuant to the terms hereof on or before the tenth (10th) business day following receipt by Escrow Agent and the non-terminating party of notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent and the terminating party in writing that it disputes the right of the other party to receive the Deposit. In such event, Escrow Agent may, without liability, interplead the Deposit into a court of competent jurisdiction in the county in which the Deposit has been deposited. All attorney's fees and costs and Escrow Agent's costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Deposit, or if the Deposit is distributed in part to both parties, in inverse proportion of such distribution.
(h)
(i)       Resignation of Escrow Agent. Escrow Agent may, at its sole discretion,
          ---------------------------
resign by giving 30 days notice thereof to Seller and Purchaser. The parties shall furnish to Escrow Agent written instructions for the release of the Deposit and any escrowed documents. If the Escrow Agent shall not have received such written instructions within the 30 day period, the Escrow Agent shall petition any court of competent jurisdiction for the appointment of a successor Escrow Agent and upon such appointment deliver the Deposit and any escrowed documents to such successor. Costs and fees incurred by the Escrow Agent may , at the option of the Escrow Agent, be deducted from any funds held pursuant hereto.
(j)

     4.   Due Diligence and Closing Conditions.
          ------------------------------------

(b)    Due Diligence Materials to be Delivered. To the extent such items are in
       ---------------------------------------
Seller's possession or control, Seller shall cause the same to be delivered to Purchaser the following (the "Property Information") within 7 days after the Effective Date:
(c)
(i)      Environmental Reports. Copies of any environmental reports or site
         ---------------------
assessments related to the Property prepared for the benefit of Seller;
(ii)
(iii)    Service Contracts. A list, together with copies, of service, supply,
         -----------------
equipment rental, and other service contracts related to the operation of the Property ("Service Contracts");
(iv)
(v)      Survey. A copy of any survey or site plan relating to the Property in
         ------
Seller's possession;
(vi)
(vii)    Licenses and Permits.  Licenses and permits relating to the Property;
         --------------------
(viii)
(ix)     Leases. Copies of the leases and all amendments thereto for the tenants
         ------
in possession at the Property as identified on Exhibit B (the "Leases");
                                               ---------
(x)
(xi)     (vi) Title Commitment. A copy of the title commitment prepared for the
              ----------------
benefit of Seller by Fidelity National Title Insurance Company of New York; and
(xii)
(xiii)   (vii) Tax Bills. A copy of any tax bills for the Entire Parcel in the
               ---------
possession of the Seller.
(xiv)
(d)    Due Diligence. Commencing on the Effective Date and continuing until the
       -------------
Due Diligence Date (the "Inspection Period"), Purchaser shall have reasonable access to the Property at all reasonable times during normal business hours, for the purpose of conducting inspections and tests, including surveys and architectural, engineering, geotechnical and environmental inspections and tests, deemed necessary or desirable by Purchaser, provided that (i) Purchaser must give Seller twenty-four (24) hours' prior telephone or written notice of any such inspection or test, and with respect to any intrusive inspection or test (e.g., installation of test borings) Purchaser must obtain Seller's prior written consent (which consent shall not be unreasonably withheld or conditioned), (ii) prior to performing any inspection or test, Purchaser must deliver a certificate of insurance to Seller evidencing that Purchaser and its contractors, agents or representatives have in place reasonable amounts of comprehensive general liability insurance and workers compensation insurance for its activities on the Property in terms and amounts reasonably satisfactory to Seller covering any accident arising in connection with the presence of Purchaser, its contractors, agents and representatives on the Property, which insurance shall name Seller as an additional insured thereunder, and (iii) all such tests shall be conducted by Purchaser in compliance with Purchaser's responsibilities set forth in Section 4(h) below. Purchaser shall bear the cost of all such inspections or tests and shall be responsible for and act as the generator with respect to any wastes generated by those tests. Subject to the provisions of Section 4(f) hereof, Purchaser or Purchaser's representatives may meet with any governmental authority for any good faith, reasonable purpose in connection with the transaction contemplated by this Agreement; provided, however, Purchaser must contact Seller at least twenty-four (24) hours in advance by telephone or fax to inform Seller of Purchaser's intended meeting and to allow Seller the opportunity to attend such meeting if Seller desires.
(e)
(f)    Termination Right. In the event Purchaser is unsatisfied, in its sole
       -----------------
discretion, for any reason or no reason, with any aspect of its due diligence inspections, test and examinations of the

Property and the Property Information under this Section, Purchaser may terminate this Agreement by notice given by the Due Diligence Date ("Termination Notice"), in which event the Deposit shall be returned to Purchaser and the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. In the event that Purchaser does not give the Termination Notice by the Due Diligence Date, Purchaser shall be deemed to be satisfied with its due diligence and to have waived its termination right under this Section, and this Agreement shall continue in full force and effect.
(g)
(h)    Return of Documents and Reports. If this Agreement terminates for any
       -------------------------------
reason, Purchaser shall promptly return and/or deliver to Seller all Leases, Property Information and any other additional property reports or materials delivered by Seller to Purchaser (collectively, the "Property Documents") and copies thereof, if any. Additionally, if this Agreement terminates for any reason other than Seller's default, then Purchaser must deliver to Seller copies of all third party reports, investigations and studies, other than economic analyses (each a "Report" and collectively, the "Reports") prepared for Purchaser in connection with its due diligence review of the Property. The Reports shall be delivered to Seller without any representation or warranty as to the completeness or accuracy of the Reports or any other matter relating thereto, and Seller shall have no right to rely on any Report without the written consent of the party preparing same. Purchaser's obligation to deliver the Property Documents and the Reports to Seller shall survive the termination of this Agreement.
(i)
(j)    Intentionally Omitted.
       ---------------------
(k)
(l)    Proprietary Information; Confidentiality. Purchaser acknowledges that the
       ----------------------------------------
Property Documents are proprietary and confidential and will be delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser shall not use the Property Documents for any purpose other than as set forth in the preceding sentence. Purchaser shall not disclose the contents of the Property Documents to any person other than (y) to those persons (i) who are (A) responsible for determining the feasibility of Purchaser's acquisition of the Property or (B) the third party to which Purchaser intends to transfer the Property following the Closing, or (C) potential lenders to or tenants of Purchaser and (ii) who have agreed to preserve the confidentiality of such information as required hereby or (z) to persons as required by law (collectively, "Permitted Outside Parties"). Purchaser shall not divulge the contents of the Property Documents except in strict accordance with the confidentiality standards set forth in this Section 4(f). In permitting Purchaser to review the Property Documents, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created.
(m)
(n)    No Representation or Warranty by Seller. Purchaser acknowledges that,
       ---------------------------------------
except as expressly set forth in this Agreement, Seller has made nor makes any warranty or representation regarding the truth, accuracy or completeness of the Property Documents or the source(s) thereof. Purchaser further acknowledges that some if not all of the Property Documents were prepared by third parties other than Seller. Seller expressly disclaims any and all liability for representations or warranties, express or implied, statements of fact and other matters contained in such information, or for omissions from the Property Documents, or in any other written or oral communications transmitted or made available to Purchaser. Purchaser shall rely solely upon (i) Seller's representations and warranties expressly set forth herein and (ii) its own investigation with respect to the Property, including, without limitation, the Property's physical, environmental or economic condition, compliance or lack of compliance with any ordinance, order, permit or regulation or any other attribute or matter relating thereto. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Property Documents and are providing the Property Documents solely as an accommodation to Purchaser.
(o)
(p)    Purchaser's Responsibilities. In conducting any inspections,
       ----------------------------
investigations or test of the Property and/or Property Documents, Purchaser and its agents and representatives shall: (i) not interfere with the operation and maintenance of the Property; (ii) not damage any part of the Property or any personal property owned or held by any third party; (iii) not injure or otherwise cause bodily harm to Seller or their respective agents, guests, invitees, contractors and employees or any tenants or their guests or invitees;
(iv) comply with all applicable laws; (v) promptly pay when due the costs of all tests, investigations, and examinations done with regard to the Property; (vi) not permit any liens to attach to the Property by reason of the exercise of its rights hereunder; (vii) repair any damage to the Property resulting directly or indirectly from any such inspection or tests; and (viii) not reveal or disclose prior to Closing any information obtained during the Inspection Period concerning the Property and the Property Documents to anyone other than the Permitted Outside Parties, in accordance with the confidentiality standards set forth in Section 4(f) above, or except as may be otherwise required by this Agreement.
(q)
(r)    Purchaser's Agreement to Indemnify. Purchaser indemnifies and holds
       ----------------------------------
Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of Purchaser's inspections or tests permitted under this Agreement or any violation of the provisions of Sections 4(b), 4(f) and 4(h); provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (e.g., latent environmental contamination) provided, further, however, if Purchaser's actions aggravate any pre-existing liability of Seller, then Purchaser's indemnity shall extend to any costs, expenses, damages, liabilities, claims or causes of action arising from or related to such aggravated condition. Purchaser's obligations under this Section 4(i) shall survive the termination of this Agreement and shall survive the Closing.
(s)
(t)    Environmental Studies. As additional consideration for the transaction
       ---------------------
contemplated in this Agreement, Purchaser must provide to Seller, within five
(5) business days following the receipt of same by Purchaser, copies of any and all reports, test or studies involving contamination of or other environmental concerns relating to the Property; provided, however, Purchaser shall have no obligation to cause any such test or studies to be performed on the Property.
(u)
(v)    Acquisition by Seller. Purchaser acknowledges that Seller does not
       ---------------------
currently own the Entire Parcel, but has entered into a Purchase and Sale Agreement dated as of November 1, 2000, as amended (the "Seller Agreement"), with Medway Associates Limited Partnership ("Medway"). Seller's obligation to transfer the Property and to perform its obligations under this Agreement is conditioned on Seller purchasing the Entire Parcel under the Seller Agreement in accordance with the terms thereof. In the event the Seller Agreement is terminated for any reason or for no reason or if Seller fails to acquire title to the Entire Parcel prior to the Closing Date, the Seller's obligation (meaning WE Wallingford Land, L.L.C.'s obligation) under this Agreement shall terminate provided, however, that Seller shall, on written notice from Purchaser, assign its interest in this Agreement to Medway pursuant to that certain Agreement dated on even date herewith by and among Seller, Purchaser and Medway, in which event, Medway shall be substituted as the Seller hereunder and this Agreement shall continue in full force and effect as an Agreement between Medway, as Seller, and Purchaser.
(w)
(x)    Intentionally Omitted.
(y)

(z)    (m) Subdivision Approval. During the Inspection Period, Seller shall use
           --------------------
commercially reasonable efforts to obtain subdivision approval from the Wallingford Planning and Zoning Commission (the "Commission") for creation of the Land as a separate and legal lot in a manner as shall not, in and of itself, preclude the development of the Land by the Purchaser for its intended use (as depicted in the site plan application to be approved by Seller and submitted by Purchaser pursuant to Section 4(n) below) and to permit the conveyance of the Property to Purchaser, to the extent such subdivision approval is required. Seller agrees to obtain the Purchaser's consent and approval (which shall not be unreasonably withheld) of the application and all other materials filed in connection with such approval. Seller shall bear the costs and expenses of seeking such subdivision approval, including, without limitation, engineering, survey and consulting fees. In the event the Seller does not obtain subdivision approval during the Inspection Period, then Seller will so advise Purchaser and Seller will continue to endeavor to obtain the subdivision approval prior to the Closing Date. In the event the Seller has failed to obtain subdivision approval prior to the Closing Date, then Purchaser may either (A) terminate this Agreement by giving notice to Seller or (B) provide to Seller an additional period of time, not to exceed thirty (30) days, within which to obtain the subdivision approval in which event the Closing Date shall be postponed for a corresponding period of time. In the event Seller fails to obtain the subdivision approval within such extended period of time, then Purchaser may either elect to (A) terminate this Agreement or (B) assume the obligation to pursue the subdivision approval at Purchaser's cost and expense. In the event Purchaser elects to pursue subdivision approval, Seller and Purchaser shall enter into an amendment to this Agreement to reflect an extension of the Closing Date to a date which will not exceed sixty (60) days from the date of Purchaser's election to pursue the subdivision approval. In the event Purchaser elects to terminate this Agreement pursuant to the provisions of this Section, then the Deposit shall be returned to the Purchaser and the parties hereto shall have no further rights and obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. In the event Purchaser has not obtained necessary subdivision approval by the Closing Date (as extended) then this Agreement shall automatically terminate, the Deposit shall be returned to Purchaser and the parties hereto shall have no further rights and obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof. Seller agrees to diligently pursue subdivision approval without regard to Seller's ability to obtain approval from the Commission to use the remaining portion of the Entire Parcel in the manner Seller desires.
(aa)
(bb)   (n) Site Plan Approval. Purchaser shall use commercially reasonable
           ------------------
efforts to obtain site plan approval and, if required, a special permit and/or a special exception from the Wallingford Planning and Zoning Commission (the "Commission") for Purchaser's use of the Property as a manufacturing/industrial facility. Purchaser covenants and agrees to apply for site plan approval within sixty (60) days of the Effective Date of this Agreement. Purchaser shall bear the costs and expenses of seeking such approvals, including, without limitation, engineering, survey and consulting fees. In the event Purchaser does not obtain site plan Approval during the Approvals Period, then Purchaser will so advise Seller and Purchaser will continue to endeavor to obtain site plan Approval prior to the Closing Date. In the event Purchaser fails to obtain site plan Approval, despite Purchaser's good faith efforts to do so, prior to the Closing Date, then Purchaser may either (A) terminate this Agreement or (B) give notice to Seller that Purchaser elects to extend the Closing Date. In the event Purchaser elects to extend the Closing Date, Seller and Purchaser shall enter into an amendment to this Agreement to reflect the extension of the Closing Date to a date that does not exceed thirty (30) days from the date of Purchaser's notice. In the event Purchaser fails to obtain the site plan Approval by the Closing Date (as extended), then Purchaser may either elect to (A) terminate this Agreement or (B) proceed to Closing. In the event Purchaser elects to terminate this Agreement pursuant to the provisions of this Section, then the Deposit shall be returned to Purchaser and the parties hereto shall have no further rights and obligations hereunder, except for rights and obligations which, by their terms, survive the termination hereof.
(cc)
(dd)   (o) Communication and Consent. Seller and Purchaser agree to consult with
           -------------------------
each other and keep the other generally advised of the progress being made with respect to the approvals being sought by each. Seller and Purchaser agree to obtain the other's consent and approval (which shall not be unreasonably withheld) of the application and all other materials filed in connection therewith. Seller and Purchaser will provide to the other copies of the filings each is making. The obligations of communication and consent under this paragraph shall cease at Closing.
(ee)
5.   Title and Survey.
     ----------------
6.
(b)    Title Commitment. Purchaser shall cause to be prepared and delivered to
       ----------------
Purchaser on or before the Title Date: (i) a current commitment for title insurance or preliminary title report (the "Title Commitment") issued by the Title Company, in the amount of the Purchase Price and on the most recently issued ALTA Standard Owner's Form B Commitment, with Purchaser as the proposed insured, and (ii) copies of all documents of record referred to in the Title Commitment as exceptions to title to the Property. Seller agrees not to create any exceptions or encumbrances to title after the Effective Date without Purchaser's prior written consent, which consent shall not be unreasonably withheld during the period between the Effective Date and the Due Diligence Date but which consent during the period following the Due Diligence Date may be withheld by Purchaser in the exercise of its sole discretion.
(c)
(d)    New or Updated Survey. Purchaser may elect to obtain a new survey or
       ---------------------
revise, modify, or re-certify any existing survey of record ("Survey") as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Purchaser's objectives.
(e)
(f)    Permitted Encumbrances. The Property shall be sold and conveyed by the
       ----------------------
Seller subject only to the following items which are sometimes herein referred to as "Permitted Encumbrances":
(g)
(i)      Laws. Any and all provisions of any ordinance, municipal regulation, or
         ----
public or private law;
(ii)
(iii)    Taxes. Real estate taxes not yet due as of the Closing, which taxes
         -----
shall be adjusted as provided in Section 8 hereof;
(iv)
(v)      Intentionally Omitted.
(vi)
(vii)    Survey. Any state of facts, easements or encroachments that an accurate
         ------
survey or personal inspection of the Property might disclose;
(viii)
(ix)     Purchaser's Acts.  Matters created by, through or under Purchaser;
         ----------------
(x)
(xi)     Intentionally Omitted.
         ---------------------
(xii)
(xiii)   Riparian Rights. Any riparian or littoral rights of others in any
         ---------------
stream or body of water adjoining or passing through the Property; and
(xiv)
(xv)     Intentionally Omitted.
         ---------------------

(xvi)
(h)    Title Review. Prior to the Title Date, Purchaser shall give notice to
       ------------
Seller of the existence of any encumbrances and defects in title to which Purchaser objects and which are not Permitted Encumbrances ("Title Objections"). Seller shall have no obligation to remove Title Objections except for liens of an ascertainable amount created by, under or through Seller ("Seller's Liens"), which liens Seller shall cause to be released at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose). If Seller elects to attempt to clear the title of defects other than Seller's Liens, then Seller shall have until the Closing to do so. If at the Closing Seller is unable to convey title to the Premises free and clear of such encumbrances or defects as to which Purchaser has objected, Purchaser shall have the option either of accepting such title as Seller can convey or of terminating this Agreement by giving notice of such termination to Seller, in which event the Deposit shall be returned to Purchaser and neither Purchaser nor Seller shall have any further rights or obligations hereunder, other than those that by their terms survive the termination of this Agreement.
(i)
(j)    Subsequent Title Objections. Encumbrances and defects to title of
       ---------------------------
record as of the date of the Title Commitment that are not included in Purchaser's Title Objections shall be deemed to be Permitted Encumbrances. Notwithstanding the foregoing, encumbrances or defects in title that first became known to Purchaser after the date Purchaser notifies Seller of Title Objections shall not be deemed Permitted Encumbrances, provided Purchaser objects to the existence thereof and notifies Seller within fifteen (15) days after it has notice of such encumbrance or defect.
(k)
7.   Operations and Risk of Loss.
     ---------------------------
8.
(b)    Ongoing Operations.  From the Effective Date through Closing:
       ------------------
(c)
(i)      Intentionally Omitted.
         ---------------------
(ii)
(iii)    New Contracts. Seller will not enter into any contract, including any
         -------------
lease, that will be an obligation affecting the Property subsequent to the Closing without the prior written approval of Purchaser, which consent Purchaser may withhold in the exercise of its sole discretion.
(iv)
(v)      Maintenance of Entire Parcel. Subject to Sections 6(b) and 6(c), Seller
         ----------------------------
shall maintain the Entire Parcel in substantially its present condition. Seller agrees that it shall not request a zone change of the Property during the term of this Agreement without first obtaining Purchaser's prior written consent, which consent may be withheld by Purchaser in the exercise of its discretion.
(vi)
(vii)    Leasing. During the pendency of this Agreement, Purchaser shall not
         -------
enter into any lease or other occupancy agreement that would be binding on Seller or the Property if the Closing does not occur.
(viii)
(d)    Risk of Loss. Until the Closing, the risk of loss by fire or other
       ------------
casualty to the Property, and liability for personal injury or damage to property of others at the Property, shall be borne by the Seller. During the pendency of this Agreement, Seller will maintain, at Seller's expense, comprehensive general liability insurance. If prior to Closing the Property is damaged by fire or other casualty, Seller shall estimate the cost to repair and the time required to complete repairs and will provide Purchaser written notice of Seller's estimation (the "Casualty Notice") as soon as reasonably possible after the occurrence of the casualty.
(e)

(i)      Material Damage. In the event of any Material Damage (as defined below)
         ---------------
to or destruction of the Property or any portion thereof prior to Closing, either Seller or Purchaser may, at its option, terminate this Agreement by giving notice to the other on or before the expiration of thirty (30) days after the date Seller delivers the Casualty Notice to Purchaser (and, if necessary, the Closing Date shall be extended to give the parties the full thirty-day period to give such notice and to obtain insurance settlement agreements with Seller's insurers). Upon any such termination, the Deposit shall be returned to Purchaser immediately and the parties hereto shall have no further rights or obligations hereunder, other than those that by their terms survive the termination of this Agreement. If neither Seller nor Purchaser so terminates this Agreement within said thirty (30) day period, then the parties shall proceed under this Agreement and close on schedule (subject to extension of Closing as provided above), and as of Closing Seller shall assign to Purchaser, without representation or warranty by or recourse against Seller, all of Seller's rights in and to any resulting insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and provide a credit to Purchaser at Closing in an amount equal to any deductible payable under any applicable insurance policy and Purchaser shall assume full responsibility for all needed repairs. For the purposes of this Agreement, "Material Damage" or "Materially Damaged" means damage which, in Seller's reasonable estimation, exceeds $100,000.00 to repair or which, in Seller's reasonable estimation, will take longer than ninety (90) days to repair.
(ii)
(iii)    No Material Damage. If the Property is not Materially Damaged, then
         ------------------
neither Purchaser nor Seller shall have the right to terminate this Agreement, and Seller shall, at Purchaser's sole option, either (A) repair the damage before the Closing in a manner reasonably satisfactory to Purchaser, or (B) credit Purchaser at Closing for the reasonable cost (as determined to Seller's satisfaction) to complete the repair (in which case Seller shall retain all insurance proceeds and Purchaser shall assume full responsibility for all needed repairs) or (C) assign to Purchaser without representation or warranty by or recourse against Seller, all of Seller's rights in and to any resulting insurance proceeds (including any rent loss insurance applicable to any period on or after the Closing Date) due Seller as a result of such damage or destruction and provide a credit to Purchaser at Closing in an amount equal to any deductible payable under any applicable insurance policy and Purchaser shall assume full responsibility for all needed repairs.
(iv)
(f)    Condemnation. If proceedings in eminent domain are instituted with
       ------------
respect to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within ten (10) days after Seller notifies Purchaser of such proceedings (and if necessary the Closing Date shall be automatically extended to give Purchaser the full ten-day period to make such election), either: (i) terminate this Agreement, in which case the Deposit shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement, or (ii) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Purchaser its entire right, title and interest in and to any condemnation award, and Purchaser shall have the sole right after the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter. If Purchaser does not give Seller written notice of its election within the time required above, then Purchaser shall be deemed to have elected option (ii) above.
(g)
9.   Closing
     -------
10.
(b)    Closing. The consummation of the transaction contemplated herein
       -------
("Closing") shall occur on the Closing Date at the offices of Escrow Agent (or such other location as may be mutually agreed upon by Seller and Purchaser). Funds shall be deposited into and held by Escrow Agent in a closing escrow account with a bank satisfactory to Purchaser and Seller. Upon satisfaction, completion or waiver of all closing conditions and deliveries, the parties shall direct Escrow Agent to immediately record and deliver the closing documents to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser.
(c)
(d)    Conditions to Parties' Obligation to Close. In addition to all other
       ------------------------------------------
conditions set forth herein, the obligation of Seller and Purchaser to consummate the transactions contemplated hereunder are conditioned upon the following:
(e)
(i)      Representations and Warranties. The other party's representations and
         ------------------------------
warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date;
(ii)
(iii)    Deliveries. As of the Closing Date, the other party shall have tendered
         ----------
all deliveries to be made at Closing;
(iv)
(v)      Actions, Suits, etc. There shall exist no pending or threatened
         -------------------
actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against the other party that would materially and adversely affect the operation or value of the Property or the other party's ability to perform its obligations under this Agreement; and
(vi)
(vii)    Subdivision Approval. Seller shall have received subdivision approval
         --------------------
from the Commission for the creation of the Property as a separate and legal lot as required by Section 4(m) hereof.
(viii)
(f)    Seller's Deliveries in Escrow. As of or prior to the Closing Date, Seller
       -----------------------------
shall deliver in escrow to Escrow Agent the following:
(g)
(i)      Deed. A limited warranty deed in the form of Exhibit C attached hereto,
         ----                                         ---------
executed by Seller and properly acknowledged, conveying to Purchaser Seller's interest in the Property (the "Deed");
(ii)
(iii)    Intentionally Omitted.
         ---------------------
(iv)
(v)      Conveyancing or Transfer Tax Forms or Returns. Such conveyancing or
         ---------------------------------------------
transfer tax forms or returns, if any, as are required to be delivered or signed by Seller by applicable state and local law in connection with the conveyance of the Property, together with checks for the payment of the assessments shown on said forms or returns;
(vi)
(vii)    FIRPTA. A Foreign Investment in Real Property Tax Act affidavit
         ------
executed by Seller;
(viii)
(ix)     Authority. Evidence of the existence, organization and authority of
         ---------
Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the underwriter for the Title Policy;
(x)
(xi)     Intentionally Omitted.
         ---------------------
(xii)

(xiii)   Intentionally Omitted.
         ---------------------
(xiv)
(xv)     Title Affidavit. A standard owner's affidavit for the benefit of the
         ---------------
Title Company concerning tenants in possession and labor and materials provided to the Property by Seller.
(xvi)
(xvii)   Additional Documents. Any additional documents that Purchaser, Escrow
         --------------------
Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement).
(xviii)
(h)    Purchaser's Deliveries in Escrow. As of or prior to the Closing Date,
       --------------------------------
Purchaser shall deliver in escrow to Escrow Agent the following:
(i)
(j)    Purchaser Documents. Such documents that Seller, Escrow Agent or the
       -------------------
Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).
(ii)
(j)    Closing Statements. As of or prior to the Closing Date, Seller and
       ------------------
Purchaser shall deposit with Escrow Agent executed closing statements consistent with this Agreement in the form reasonably required by Escrow Agent.
(k)
(l)    Purchase Price. At or before 2:00 p.m. local time on the Closing Date,
       --------------
Purchaser shall deliver to Escrow Agent the Purchase Price, less the Deposit that is applied to the Purchase Price, plus or minus applicable prorations and adjustments, in immediate, same-day U.S. federal funds wired for credit into Escrow Agent's escrow account, which funds must be delivered in a manner to permit Escrow Agent to deliver good funds to Seller or its designee on the Closing Date (and, if requested by Seller, by wire transfer). In the event that Escrow Agent is unable to deliver good funds to Seller or its designee on the Closing Date, then the closing statements and related prorations will be revised as necessary.
(m)
(n)    Possession. Seller shall deliver possession of the Property to Purchaser
       ----------
at the Closing, subject only to the Permitted Encumbrances.
(o)
(p)    Waiver of Conditions; Time to Cure. Notwithstanding any provision of this
       ----------------------------------
Agreement, either party may at its option waive any provision that is a condition to its performance hereunder and close the transaction. In the event a condition to closing has not been satisfied by a party at the time of Closing (or such earlier date as is provided herein), the other party may either (i) waive the condition and proceed to Closing, or (ii) provided the other party is not in default hereunder, terminate this agreement by giving notice to the first party on or before the Closing Date, provided that the first party shall be given an additional time not to exceed 7 days from the Closing Date to satisfy the condition in which event the parties shall close the transaction.
(q)
11.  Prorations, Deposits, Commissions.
     ---------------------------------
12.

(b)    Prorations. At Closing, the following items shall be prorated as of the
       ----------
date of Closing with all items of income and expense for the Property being borne by Purchaser from and after (and including) the date of Closing: rents and other income, fees and assessments, utilities, prepaid expenses and obligations under Service Contracts, accrued operating expenses, and real and personal ad valorem taxes ("Taxes") in accordance with the customs of the jurisdiction in which the Property is located. Any additional Taxes relating to the year of Closing or prior years arising out of a change in the use of the Property or a change in ownership (except for property conveyance taxes at the time of Closing) shall be assumed by Purchaser effective as of Closing and paid by Purchaser when due and payable, and Purchaser hereby agrees to defend, indemnify and hold harmless Seller from and against any and all such Taxes arising out of a change in the use of the Property or a change in ownership (except for property conveyance taxes at the time of Closing), which indemnification obligation shall survive the Closing.
(c)
(d)    Intentionally Omitted.
       ---------------------
(e)
(f)    Closing Costs. Closing costs shall be allocated between Seller and
       -------------
Purchaser in accordance with Section 1(i).
(g)
(h)    Final Adjustment After Closing. If final bills are not available or
       ------------------------------
cannot be issued prior to Closing for any item being prorated under Section 8(a), then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustments to be made as soon as reasonably possible after the Closing. Payments in connection with the final adjustments shall be due within thirty (30) days of written notice. All such rights and obligations shall survive the Closing
(i)
(j)    Intentionally Omitted.
       ---------------------
(k)
(l)    Commission. Seller shall be responsible to Broker for a real estate sales
       ----------
commission at Closing (but only in the event of a Closing in strict accordance with this Agreement) in accordance with a separate agreement between Seller and Broker. Broker may share its commission with any other licensed broker involved in this transaction, but the payment of the commission by Seller to Broker shall fully satisfy any obligations of Seller to pay a commission hereunder. Under no circumstances shall Seller owe a commission or other compensation directly to any other broker, agent or person. Any cooperating broker shall not be an affiliate, subsidiary or related in any way to Purchaser. Other than as stated above in this Section 8(f), Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payments of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing.
(m)
13.  Representation and Warranties.
     -----------------------------
14.
(b)    Seller's Representations and Warranties. Seller represents and warrants
       ---------------------------------------
to Purchaser that:

(i)      Organization and Authority. Seller has been duly organized, is
         --------------------------
validly existing, and is in good standing in the state in which it was formed. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller.
(ii)
(iii)          Conflicts and Pending Actions. There is no agreement to which
               -----------------------------
Seller is a party or, to Seller's best knowledge, that it binding on Seller that is in conflict with this Agreement. To Seller's knowledge, there is no action or proceeding pending or threatened against Seller or relating to the Property.
(iv)
(v)            Service Contracts. To Seller's best knowledge, the list of
               -----------------
Service Contracts to be delivered to purchaser pursuant to this Agreement will be correct and complete as of the date of its delivery.
(vi)
(vii)          Notices from Governmental Authorities. To Seller's best
               -------------------------------------
knowledge, Seller has not received from any governmental authority written notice of any material violation of any laws applicable (or alleged to be applicable) to the Property, or any part thereof, that has not been corrected, except as may be reflected by the Property Documents.
(viii)
(ix)           No Other Tenants or Rights of Use or Occupancy. To Seller's
               ----------------------------------------------
knowledge, as of the Effective Date, there are no tenancies or other rights of use or occupancy (other than the tenants in possession under the Leases and as may exist pursuant to any Service Contracts) with respect to the Property.
(x)
(c)       Purchaser's Representations and Warranties. Purchaser represents and
          ------------------------------------------
warrants to Seller that:
(d)
(i)            Authority. Purchaser has the full right and authority and has
               ---------
obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser.
(ii)
(iii)          Conflicts and Pending Action. There is no agreement to which
               ----------------------------
Purchaser is a party or to Purchaser's knowledge binding on Purchaser which is in conflict with this Agreement. To Purchaser's knowledge, there is no action or proceeding pending or threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Agreement.
(iv)
(e)       Survival of Representations and Warranties. The representations and
          ------------------------------------------
warranties set forth in this Section 9 are made as of the date of this Agreement and are remade as of the Closing Date and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of six (6) months (the "Survival Period"). Terms such as "to Seller's knowledge," "to the best of Seller's knowledge" or like phrases mean the actual present and conscious awareness or knowledge of Adam D. Winstanley as managing member of the Manager of the Seller; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of any officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Said terms do not include constructive knowledge, imputed knowledged, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Each party shall have the right to bring an action against the other on the breach of a representation or warranty hereunder, but only on the following conditions: (i) the party beginning the action for breach first learns of the breach after Closing and files such action within the Survival Period, and (ii) neither party shall have the right to bring a cause of action for a breach of a representation or warranty unless the damage to such party on account of such breach (individually or when combined with damages from other breaches) equals or exceeds $20,000.00. Neither party shall have any liability after Closing for the breach of a representation or warranty hereunder of which the other party hereto had knowledge as of Closing. Furthermore, Purchaser agrees that the maximum liability of Seller for the alleged breach of any or all representations or warranties set forth in this Agreement is limited to $120,000.00. The provisions of this Section 9(c) shall survive the Closing. Any breach of a representation or warranty that occurs prior to Closing shall be governed by Section 10.
(f)
6.   Default and Remedies.
     --------------------
7.
(b)       Seller's Remedies. If Purchaser fails to perform its obligations
          -----------------
pursuant to this Agreement at or prior to Closing for any reason except failure by Seller to perform hereunder, or if prior to Closing any one or more of Purchaser's representations or warranties are breached in any material respect, Seller shall be entitled, as its sole remedy (except as provided in Sections 4(i), 8(e), 8(f), 10(c) and 10(d) hereof), to terminate this Agreement and recover the Deposit as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller's damages resulting from Purchaser's default are difficult, if not impossible, to determine and the Deposit is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. Notwithstanding anything in this Section 10(a) to the contrary, in the event of Purchaser's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. In all other events Seller's remedies shall be limited to those described in this Section 10(a) and Sections 4(i), 8(e), 8(f), 10(c) and 10(d) hereof. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Purchaser fails to perform any obligation of Purchaser under this Agreement which survive closing. IN NO EVENT SHALL PURCHASER'S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.
(c)
(d)       Purchaser's Remedies. If Seller fails to perform its obligations
          --------------------
pursuant to this Agreement for any reason except failure by Purchaser to perform hereunder, or if prior to Closing any one or more of Seller's representations or warranties are breached in any material respect, Purchaser shall elect, as its sole remedy (except as provided in Section 8(f) or Section 10(d)), either to (i) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing and recover the Deposit, (ii) enforce specific performance, or (iii) waive said failure or breach and proceed to Closing. Notwithstanding anything herein to the contrary, Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before fifteen (15) business days following the scheduled Closing Date, or, having given such notice, fails to file a lawsuit asserting such claim or cause of action in the county in which the Property is located within three (3) months following the scheduled Closing Date. Purchaser's remedies shall be limited to those described in this Section 10(b)
and Sections 8(f), 10(c) and 10(d) hereof. Notwithstanding anything herein to the contrary, in the event Seller fails to convey the Land to the Purchaser due to Seller's wilful act or breach and if the remedy of specific performance is unavailable to Purchaser, then Purchaser may, in addition to exercising its right to terminate this Agreement and recover the Deposit, seek actual damages (but not consequential or punitive damages) from Seller to reimburse Purchaser for its out-of-pocket costs and expenses incurred by Purchaser in connection with its due diligence investigation of the Property and its site development activities, up to a maximum amount of $200,000.00. The parties agree that (i) failure of Seller to meet an obligation that is a condition precedent to its performance under this Agreement (e.g. obtaining subdivision approval) and (ii) any election by Seller not to cure, remedy or otherwise address any Title Objection raised by Seller or any objection or dissatisfaction of Purchaser raised by Purchaser in connection with its due diligence shall not constitute a wilful act or breach that entitles Purchaser to damages or reimbursement under this section. IN NO EVENT SHALL SELLER'S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.
(e)
(f)       Attorney's Fees. In the event either party hereto employs an attorney
          ---------------
in connection with claims by one party against the other arising from the operation of this Agreement, the non-prevailing party shall pay the prevailing party all reasonable fees and expenses, including attorney's fees, incurred in connection with such transaction.
(g)
(h)       Other Expenses. If this Agreement is terminated due to the default of
          --------------
a party, then the defaulting party shall pay any fees or charges due to Escrow Agent for holding Deposit as well as any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment.
(i)
8.   Disclaimers, Release and Indemnity.
     ----------------------------------
9.
(b)       Disclaimers By Seller. Except as expressly set forth in this
          ---------------------
Agreement, it is understood and agreed that Seller has not at any time made and are not now making, and they specifically disclaim, any warranties or representations of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties or representations as to
(i) matters of title, (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (vi) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Property or any portion thereof may be subject, (ix) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric,
(x) usages of adjoining property, (xi) access to the Property or any portion thereof, (xii) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xiii) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (xiv) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (xv) the merchantability of the Property or fitness of the Property for any particular purpose, (xvi) the truth, accuracy or completeness of the Property Documents, (xvii) tax consequences, or (xviii) any other matter or thing with respect to the Property.
(c)
(d)       Sale "As Is, Where Is". Purchaser acknowledges and agrees that upon
          ---------------------
Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property "AS IS, WHERE IS, WITH ALL FAULTS" except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Except as expressly set forth in this Agreement, Purchaser has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, property information packages distributed with respect to the Property) made or furnished by Seller or any real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Purchaser's consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Purchaser has conducted and will conduct such inspections and investigations of the Property as Purchaser deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Property as Purchaser deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement.
(e)
(f)       Seller Released from Liability. Purchaser acknowledges that it has had
          ------------------------------
and will have the opportunity to inspect the Property and observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Purchaser deems necessary, and, except as expressly set forth in this Agreement, Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C.
Section 9601 et seq.), as amended ("CERCLA") and the Resource Conservation and
             ------
Recovery Act, (42 U.S.C. Section 6901 et seq.), as amended ("RCRA") regarding
                                      ------
the condition (including the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines), valuation, salability or utility of the Property, or its suitability for any purpose whatsoever. Purchaser further hereby WAIVES (and by closing this transaction will be deemed to have waived) any and all objections to or complaints regarding (including, but not limited to, federal, state and common law based actions), or any private right of action under, state and federal law to which the Property is or may be subject, including, but not limited to, CERCLA, RCRA, physical characteristics and existing conditions, including, without limitation, structural and geological conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property. Notwithstanding anything to the contrary herein, the foregoing is not intended to waive Purchaser's right of contribution or indemnity under CERCLA, if any, against Seller if a claim against Purchaser is brought by a third party, unrelated to Purchaser, for environmental contamination occurring during the period of Seller's ownership of the Property.
(g)
(h)       "Hazardous Materials" Defined. For purposes hereof, "Hazardous
           ----------------------------
Materials" means "Hazardous Material," "Hazardous Substance," "Pollutant or Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, and putrescible and infectious materials.
(i)
(j)       Intentionally Omitted.
          ---------------------
(k)
(l)       Intentionally Omitted.
          ----------------------
(m)
(n)       Survival. The terms and conditions of this Section 11 shall expressly
          --------
survive the Closing, not merge with the provisions of any closing documents and shall not be incorporated into the Deed. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.
(o)
10.  Miscellaneous.
     -------------
11.
(b)       Parties Bound; Assignment. This Agreement, and the terms, covenants,
          -------------------------
and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Purchaser may assign its rights under this Agreement upon the following conditions: (i) all of the Deposit must have been delivered in accordance herewith, (ii) the assignee of Purchaser shall assume all obligations of Purchaser hereunder, but Purchaser shall remain primarily liable for the performance of Purchaser's obligations, and (iii) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least ten (10) days prior to Closing.
(c)
(d)       Headings. The section, subsection, paragraph and/or other headings of
          --------
this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.
(e)
(f)       Invalidity and Waiver. If any portion of this Agreement is held
          ---------------------
invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and, to the greatest extent legally possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party's right to enforce against the other party by the same or any other such term or provision in the future.
(g)
(h)       Governing Law. This Agreement shall, in all respects, be governed,
          -------------
construed, applied, and enforced in accordance with the law of the State of Connecticut.
(i)

(j)       Survival. The provisions of this Agreement that contemplate
          --------
performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.
(k)
(l)       Entirety and Amendments. This Agreement embodies the entire agreement
          -----------------------
between he parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
(m)
(n)       Intentionally Omitted.
          ---------------------
(o)
(p)       Notices. All notices required or permitted hereunder shall be in
          -------
writing and shall be served on the parties at the address set forth in Section 1(k). Any such notices shall, unless otherwise provided herein, be given or served (i) by depositing the same in the United States mail, postage prepaid, certified and addressed to the party to be notified, with return receipt requested, (ii) by overnight delivery using a nationally recognized overnight courier, or (iii) by facsimile, evidenced by confirmed receipt. Notice deposited in the mail in the manner hereinabove described shall be effective on the third
(3rd) business day after such deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified between the hours of 8:00 a.m. and 5:00 p.m. of any business day with delivery made after such hours to be deemed received the following business day. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Notices given by counsel to Purchaser shall be deemed given by Purchaser and notices given by counsel to Seller shall be deemed given by Seller.
(q)
(r)       Construction. The parties acknowledge that the parties and their
          ------------
counsel have reviewed and revised this Agreement and agree that the normal rule of construction - to the effect that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Agreement or any exhibits or amendments thereto.
(s)
(t)       Calculation of Time Periods. Unless otherwise specified, in computing
          ---------------------------
any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time in the state in which the Property is located.
(u)
(v)       Execution in Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages, provided that executed originals thereof are forwarded to the other party on the same day by any of the delivery methods set forth in Section 12(h) other than facsimile.
(w)
(x)       No Recordation. Without the prior written consent of Seller, there
          --------------
shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Purchaser, whereupon Seller shall have the remedies set forth in Section 10(a) hereof.
(y)
(z)       Further Assurances. In addition to the acts and deeds recited herein
          ------------------
and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Purchaser.
(aa)
(bb)      Discharge of Obligations. Except those which are herein specifically
          ------------------------
stated to survive Closing, the acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement.
(cc)
(dd)      ERISA Under no circumstances shall Purchaser have the right to assign
          -----
this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisors or consultants, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement.
(ee)
(ff)      No Third Party Beneficiary. The provisions of this Agreement and of
          --------------------------
the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.
(gg)
(hh)

                        (Signatures on following page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year written below.

                                            SELLER:

                                            WE WALLINGFORD LAND, L.L.C.

                                            By:  Winstanley Enterprises, LLC
                                                 its Managing Member


Date executed by Seller: _______, 2001      By:  _____________________________
                                                 Name:
                                                 Title:


                                            PURCHASER:

                                            PROTON ENERGY SYSTEMS, INC.

Date executed by Purchaser: ____, 2001      By:  _______________________________
                                                 Name:
                                                 Title:


                            JOINDER BY ESCROW AGENT
                            -----------------------

     Escrow Agent has executed this Agreement in order to confirm that Escrow Agent has received and shall hold the Deposit required to be deposited under this Agreement and the interest earned thereto, in escrow, and shall disburse the Deposit, and the interest earned thereon, pursuant to the provisions of this Agreement.

                                            ____________________________________
                                            a __________________________________

Date executed by Escrow Agent: ____, 2001   By:  _______________________________
                                                 Name:
                                                 Title:



         Signature page to Purchase and Sale Agreement by and between WE Wallingford Land, L.L.C. and Proton Energy Systems, Inc.

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

EXHIBIT B
---------

LIST OF LEASES

                                     None.

                                   EXHIBIT C
                                   ---------

                         FORM OF LIMITED WARRANTY DEED

                                   EXHIBIT D
                                   ---------

                   Map showing approximate boundaries of the Land3/24/013/24/013/24/013/24/013/24/013/24/013/24/013/24/013/24/01